OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

Alden C. Olson, Ph.D., Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

Kevin J. Carr, Vice President, Chief Legal Officer and Secretary

W. Patrick Bradley, Vice President, Treasurer and Chief Financial Officer

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

VP Distributors, LLC

101 Munson Street

Suite 104

Greenfield, MA 01301-9684

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

200 Clarendon St.

27th Floor

Boston, MA 02116-5021

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q3-12

The Zweig Fund, Inc.

Quarterly Report

September 30, 2012

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 6% (prior to the April dividend declaration, this rate was 10%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:. http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

November 1, 2012

Dear Fellow Zweig Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Fund, Inc. for the three months ended September 30, 2012.

The Zweig Fund’s net asset value increased 5.13% for the quarter ending September 30, 2012, including $0.206 in re-invested distributions. During the same period, the S&P 500 Index(1) gained 6.35%, including re-invested dividends. Please refer to the website for longer term and more current performance information. The Fund’s average exposure for the quarter was approximately 83% in equities and 12% in bonds and 5% in cash equivalents.

For the nine months ended September 30, 2012, the Fund’s net asset value increased 11.90%, including $0.343 in re-invested distributions. For the same period, the S&P 500 Index(1) rose 16.44%, including re-invested dividends. The Fund’s average exposure for the nine months was approximately 86% in equities and 7% in bonds and 7% in cash equivalents.

Sincerely,

George R. Aylward

President, Chairman and Chief Executive Officer

The Zweig Fund, Inc.

(1)	The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2012

(Unaudited)

Asset Allocation as of September 30, 2012

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Information Technology	18%
Consumer Discretionary	14%
Health Care	12%
Financials	11%
Energy	11%
Consumer Staples	8%
Industrials	7%
Other (includes short-term investments	19%

Total	100%

($ reported in thousands)

		Par		Value
INVESTMENTS
FOREIGN GOVERNMENT SECURITIES	9.6%
Commonwealth of Australia
6.500%, 5/15/13		$5,000		$5,301
5.500%, 12/15/13		9,000		9,652
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13		6,000		5,078
Kingdom of Norway Series 470 6.500%, 5/15/13		30,000	(4)	5,389
Singapore Government Bond 3.625%, 7/1/14		6,000		5,176

Total Foreign Government Securities (Identified Cost $29,475)				30,596

		Number of Shares		Value
COMMON STOCKS	88.9%
CONSUMER DISCRETIONARY — 13.6%
Amazon.com, Inc.(2)		16,800		4,273
AutoZone, Inc.(2)		12,600		4,658
Coach, Inc.		46,000		2,577
Comcast Corp. Class A(3)		166,000		5,938

See notes to Schedule of Investments

	Number of Shares	Value
CONSUMER DISCRETIONARY (CONTINUED)
DR Horton, Inc.	251,000	$5,181
Goodyear Tire & Rubber Co. (The)(2)	397,000	4,839
Leggett & Platt, Inc.	63,000	1,578
Lululemon Athletica, Inc.(2)	59,000	4,362
McDonald’s Corp.	27,000	2,477
Papa John’s International, Inc.(2)	28,000	1,495
Yum! Brands, Inc.	90,000	5,971

		43,349

CONSUMER STAPLES — 7.7%
Altria Group, Inc.	141,000	4,708
Campbell Soup Co.	137,000	4,771
Heinz (H.J.) Co.	40,000	2,238
Kimberly-Clark Corp.	23,000	1,973
PepsiCo, Inc.	82,000	5,803
Procter & Gamble Co. (The)	73,000	5,063

		24,556

ENERGY — 10.7%
Chevron Corp.	43,000	5,012
ConocoPhillips	48,000	2,744
Continental Resources, Inc.(2)	67,000	5,152
Petroleo Brasileiro S.A. ADR	102,000	2,340
Total SA Sponsored ADR	21,000	1,052
Valero Energy Corp.	151,000	4,784
Whiting Petroleum Corp.(2)(3)	76,000	3,601
Williams Cos., Inc. (The)	169,000	5,910
WPX Energy, Inc.(2)	220,000	3,650

		34,245

FINANCIALS — 11.2%
Aflac, Inc.	101,000	4,836
BB&T Corp.	190,000	6,300
Goldman Sachs Group, Inc. (The)(3)	23,000	2,615
HCP, Inc.	42,000	1,868
JPMorgan Chase & Co.	164,000	6,639
Lincoln National Corp.	223,000	5,394
New York Community Bancorp, Inc.	112,000	1,586
U.S. Bancorp	190,000	6,517

		35,755

HEALTH CARE — 12.4%
Abbott Laboratories	93,000	6,376
Biogen Idec, Inc.(2)	41,000	6,118

See notes to Schedule of Investments

	Number of Shares	Value
HEALTH CARE (CONTINUED)
Bristol-Myers Squibb Co.	48,000	$1,620
Eli Lilly & Co.	55,000	2,608
Express Scripts Holding Co.(2)(3)	74,000	4,638
Gilead Sciences, Inc.(2)	108,000	7,164
Johnson & Johnson	90,000	6,202
UnitedHealth Group, Inc.	89,000	4,931

		39,657

INDUSTRIALS — 7.1%
Alaska Air Group, Inc.(2)	67,000	2,349
Cummins, Inc.	50,000	4,610
Deere & Co	48,000	3,960
Lockheed Martin Corp.	20,000	1,868
Robinson (C.H.) Worldwide, Inc.	43,000	2,518
Union Pacific Corp.	41,000	4,867
United Continental Holdings, Inc.(2)	125,000	2,437

		22,609

INFORMATION TECHNOLOGY — 18.2%
Apple, Inc.	17,100	11,410
Citrix Systems, Inc.(2)	63,000	4,824
Google, Inc. Class A(2)	7,100	5,357
Intel Corp.	162,000	3,674
International Business Machines Corp.	35,000	7,261
MasterCard, Inc. Class A	14,500	6,546
Paychex, Inc.	57,000	1,897
QUALCOMM, Inc.	116,000	7,249
VeriSign, Inc.(2)(3)	100,000	4,869
Visa, Inc. Class A(3)	38,000	5,103

		58,190

MATERIALS — 4.3%
CF Industries Holdings, Inc.(3)	11,900	2,645
Du Pont (E.I.) de Nemours & Co.	91,000	4,574
MeadWestvaco Corp.	40,000	1,224
Monsanto Co.(3)	58,000	5,279

		13,722

TELECOMMUNICATION SERVICES — 2.8%
AT&T, Inc.	54,000	2,036
CenturyLink, Inc.	48,000	1,939
Verizon Communications, Inc.	111,000	5,058

		9,033

See notes to Schedule of Investments

		Number of Shares	Value
UTILITIES — 0.9%
Duke Energy Corp.		24,000	$1,555
FirstEnergy Corp.		26,000	1,147

			2,702

Total Common Stocks (Identified Cost $244,715)			283,818

EXCHANGE-TRADED FUNDS	1.7%
Templeton Dragon Fund, Inc.		202,000	5,177

Total Exchange-Traded Funds (Identified Cost $3,870)			5,177

Total Long Term Investments — 100.2% (Identified cost $278,060)			319,591

SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET MUTUAL FUNDS — 0.4%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.060%)		1,423,711	1,424

Total Short-Term Investments (Identified Cost $1,424)			1,424

Total Investments, Before Written Options (Identified Cost $279,484) — 100.6%			$321,015

		Contracts
WRITTEN OPTIONS	(0.2)%
CALL OPTIONS — (0.2)%
CF Industries Holdings expiring 11/17/12 strike price $220.00		38	(41)
Comcast Corp. expiring 10/20/12 strike price $35.00		1,324	(132)
Express Scripts Holding Co. expiring 11/17/12 strike price $62.50		388	(90)
Goldman Sachs Group expiring 10/20/12 strike price $120.00		134	(12)
Monsanto Co. expiring 08/20/12 strike price $87.50		185	(82)
VeriSign, Inc. expiring 12/22/12 strike price $50.00		700	(106)
Visa, Inc. expiring 12/22/12 strike price $140.00		91	(27)
Whiting Petroleum expiring 12/22/12 strike price $50.00		349	(94)

Total Written Options (Premiums Received $556)			(584)

Total Investments Net of Written Options (Identified Cost $278,928) — 100.4%(1)			320,431
Other Assets and Liabilities, net — (0.4)%			(1,246)

Net Assets — 100.0%			$319,185

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 4 Federal Income Tax Information in the Notes to Schedules of Investments.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.
(4)	Par value represents Norwegian Krone (reported in thousands)

See notes to Schedule of Investments

Country Weightings (Unaudited)†
United States	86%
Australia	5
China	2
Norway	2
Singapore	2
Canada	1
New Zealand	1
Brazil	1

Total	100%

†	% of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of September 30, 2012. (See Security Valuation Note 1A in the Notes to Schedule of Investments):

	Total Value at September 30, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$283,818	$283,818	$—
Exchange-Traded Funds	5,177	5,177	—
Short-Term Investments	1,424	1,424	—
Debt Securities:
Foreign Government Securities	30,596	—	30,596
Other Financial Instruments:
Written Options	(584)	(584)	—

Total	$320,431	$289,835	$30,596

There are no Level 3 (significant unobservable input) priced securities.

See notes to Schedule of Investments

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

September 30, 2012

(Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2011		$310,028		$13.48
Net investment income	$1,557		$0.07
Net realized and unrealized loss on investments	24,913		1.39
Dividends from net investment income and distributions from net long-term and short-term capital gains*	(17,313)		(0.75)

Net increase (decrease) in net assets/net asset value		9,157		0.71

End of period: September 30, 2012		$319,185		$14.19

*	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2012, we estimate that 11% of distributions will represent net investment income, 24% will represent excess gain distributions which are taxed as ordinary income and 65% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan.

See notes to Schedule of Investments

THE ZWEIG FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2012

(Unaudited)

NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Investments. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

NOTE 2 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 4 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$280,475	$43,396	$(2,856)	$40,540
Written Options	(556)	62	(90)	(28)

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

NOTE 6 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011, free of charge, by calling toll-free 800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.